                           REGISTRATION #333-13087

                                            497(d)






                              VARIABLE ACCOUNT G
                            SUN LIFE CORPORATE VUL

                                   ISSUED BY
                          SUN LIFE ASSURANCE COMPANY
                               OF CANADA (U.S.)

                           Supplement to Prospectus
                               Dated May 1, 1998

Effective November 1, 1998 the DAILY MORTALITY AND EXPENSE RISK CHARGES currently deducted are reduced to an annual rate of 0.60% of the Variable Account's net asset value for the first ten Policy Years, 0.20% in Policy Years 11 through 20 and 0.10% thereafter (guaranteed not to exceed 0.90%). The new lower rates are not reflected in the hypothetical policy illustrations at pages A-3 to A-8. Any personalized illustrations that you are provided will reflect the new, lower charges.

The ZIP CODE for Wellesley Hills, Massachusetts has been changed to 02481.

                          The date of this Supplement
                              is November 1, 1998.